UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 8, 2016 (December 7, 2016)
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On December 7, 2016, Performance Sports Group Ltd. (the “Company”) entered into (i) Amendment No. 2 to Superpriority Debtor-in-Possession Term Loan Credit Agreement dated as of December 7, 2016 (the “Term Amendment No. 2”) to the Superpriority Debtor-in-Possession Term Loan Credit Agreement dated as of October 31, 2016 (the “Term Agreement”), previously amended as of November 15, 2016 (the “Term Amendment No. 1”), by and among Performance Sports Group Ltd., the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto and 9938982 Canada Inc., as administrative agent and collateral agent (collectively, the “Term Facility”), and (ii) Amendment No. 3 to Superpriority Debtor-in-Possession ABL Credit Agreement dated as of December 7, 2016 (the “ABL Amendment No. 3”) to the Superpriority Debtor-In-Possession ABL Credit Agreement dated as of October 31, 2016 (the “ABL Agreement”), previously amended as of November 15, 2016 (the “ABL Amendment No. 1”) and November 21, 2016 (the “ABL Amendment No. 2”), by and among Performance Sports Group Ltd., Bauer Hockey Corp., Bauer Hockey, Inc., the subsidiary borrowers and guarantors party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent (collectively, the “ABL Facility”).  The changes include amending each agreement to refer to an updated “Budget” (as defined in each amendment) and amending certain related budget covenants as well as the milestone dates set out in each agreement.
The foregoing descriptions of the Term Facility and the ABL Facility are qualified in their entirety by reference to the respective agreements.  Copies of the Term Facility and the ABL Facility were previously filed as Exhibits 10.2 and 10.3, respectively, to the Company’s Current Report on Form 8-K/A filed on November 3, 2016; copies of Term Amendment No. 1 and ABL Amendment No. 1 were previously filed as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K filed on November 21, 2016; and a copy of ABL Amendment No. 2 was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 23, 2016.  Copies of Term Amendment No. 2 and ABL Amendment No. 3 are attached hereto as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.
Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Description

10.1
Amendment No. 2 to Superpriority Debtor-in-Possession Term Loan Credit Agreement dated as of December 7, 2016, by and among Performance Sports Group Ltd., the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto and 9938982 Canada Inc., as administrative agent and collateral agent.

10.2
Amendment No. 3 to Superpriority Debtor-in-Possession ABL Credit Agreement dated as of December 7, 2016, by and among Performance Sports Group Ltd., Bauer Hockey Corp., Bauer Hockey, Inc., the subsidiary borrowers and guarantors party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 8, 2016
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Amendment No. 2 to Superpriority Debtor-in-Possession Term Loan Credit Agreement dated as of December 7, 2016, by and among Performance Sports Group Ltd., the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto and 9938982 Canada Inc., as administrative agent and collateral agent.

10.2	Amendment No. 3 to Superpriority Debtor-in-Possession ABL Credit Agreement dated as of December 7, 2016, by and among Performance Sports Group Ltd., Bauer Hockey Corp., Bauer Hockey, Inc., the subsidiary borrowers and guarantors party thereto, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent.